SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934






         Date of Report (Date of earliest reported event): May 31, 2002



                               MOTIENT CORPORATION
             (Exact name of registrant as specified in its charter)




         Delaware                     0-23044                 93-0976127
      (State or other           (Commission File No.)        (IRS Employer
      jurisdiction of                                        Identification
      incorporation or                                           Number)
       organization)



                            10802 Parkridge Boulevard
                           Reston, Virginia 20191-5416
                                 (703) 758-6000
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)


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ITEM 4.

     On May 31, 2002, Motient Corporation ("Motient") dismissed its independent auditors, Arthur Andersen LLP ("Arthur Andersen"). The termination of Arthur Andersen will be effective immediately. Motient's Board of Directors approved this decision, which was recommended by the Audit Committee of Motient's Board of Directors. Motient intends to appoint new independent auditors promptly.

     Among the reasons considered by the Board of Directors for the dismissal of Arthur Andersen was Motient's understanding that the local Arthur Andersen office that served Motient was in the process of being acquired and that, following the acquisition, Arthur Andersen would no longer have a significant presence in the Northern Virginia/District of Columbia area for audit services.

     Arthur Andersen's reports on Motient's consolidated financial statements for each of the years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The audit report for the year ended December 31, 2001, however, did contain a statement to the effect that certain matters raise substantial doubt about Motient's ability to continue as a going concern and noted that the consolidated financial statements for such period have been prepared assuming that Motient will continue as a going concern.

     During the years ended December 31, 2001 and 2000 and the interim period between December 31, 2001 and the date of this Form 8-K, there were no disagreements between Motient and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     Motient has provided Arthur Andersen with a copy of the foregoing disclosures. Attached, as Exhibit 99.1, is a copy of Arthur Andersen's letter, dated June 4, 2002, stating its agreement with such statements.


Item 7.  Financial Statements and Exhibits

(c)      Exhibits

The Exhibit Index hereto is incorporated by reference herein.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MOTIENT CORPORATION

                                /s/David H. Engvall
                                David H. Engvall
                                Senior Vice President, General
                                  Counsel and Secretary



Date:  June 4, 2002





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                                  EXHBIT INDEX


The following document is filed as an exhibit to the report:

99.1 Letter from Arthur Andersen LLP (filed herewith) to the Securities and Exchange Commission dated June 4, 2002.



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